Exhibit 99.2

Fourth Quarter/Fiscal 2008
Earnings Conference Call

March 2, 2009

Forward Looking Statements

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, the outcome of negotiations with Aker and Bender, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, prospects for the growth of the OSG Gas transport business, estimated TCE rates and synthetic TCE rates achieved for 2009, projected drydock and repair schedule, timely delivery of newbuildings in accordance with contractual terms, credit risks of counterparties including charterers, suppliers and shipyards and the impact this may have on OSG and prospects of OSG’s strategy of being a market leader in the segments in which it competes.  Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2008 on Form 10-K.

Extraordinary Times   OSG

A balanced growth strategy has positioned OSG to handle the
extraordinary difficult economic times we are operating in

Today and beyond, we can focus on running our ships flawlessly, optimizing our commercial management and servicing our customers

Balance sheet strength, liability management and healthy liquidity means OSG can manage a prolonged downturn in the markets

OSG’s portfolio – a combination of time charters, FFA coverage, COA business and cargo systems – will enable us to remain cash flow positive and profitable

Well-positioned for an expected weak 2009 tanker market

The U.S. Flag unit’s performance has been disappointing

Decisive actions underway to turn it around

Extraordinary Times    The Market

Single hull phase-out

Scrapping 98 remaining single hull VLCCs will spark a recovery in tanker rates in
2010

The lack of available bank financing will profoundly impact the tanker orderbook

The orderbook is not static.  A much healthier market could result

Banking system problems will create enormous opportunities for strong shipping companies in the next few years

Patience and discipline will be key

When the global economy recovers, OSG will emerge as one of the clear winners in the tanker trades

Strong Financial Performance

TCE revenues up 49% to $1.5B

$318M net income includes noncash
goodwill and asset impairment charges
on 4 ATBs of $168M

Net income and EPS more than doubled

Adjusted net income $449M1

Adjusted EPS $13.831

Cash generated from operations $367M

4.5 million shares repurchased

14.4%, for $259M

$45M dividends paid

$1.5B total liquidity

Cash as of Feb-27 $500M

36.8% liquidity-adjusted debt to cap

1See reconciling items on page 22.

$790

$962

$993

$1,039

$1,546

TCE Revenues

EBITDA

$211

$401

$465

$393

$318

Net Income

$655

$706

$595

$476

$530

$ in millions

$ in millions

$ in millions

A Platform of Commercial Excellence

$38K

$47K

Suezmax

4Q07

4Q08

$21K

$26K

Handysize

$30K

$36K

Panamax

$30K

$45K

LR1

$25K

$34K

Aframax

$35K

$57K

VLCC

4Q08 Average TCE Spot Rates/Day

$38K

$50K

Suezmax

FY07

FY08

$28K

$27K

Handysize

$32K

$36K

Panamax

$28K

$39K

LR1

$30K

$44K

Aframax

$43K

$92K

VLCC

2008 Average TCE Spot Rates/Day

Cargo is king, especially in weak markets

OSG has more COA business than any competitor through the 5 pools we operate

Scale matters

Commercial pools

Improved laden to ballast ratios

Beating the competition on results

Scale makes us more important to clients and brokers giving us an information advantage

Scale enables us to build cargo systems

New business derived from partners / customers

Unipec (China), Flopec (Ecuador), SONAP (Chile), PDV and Citgo
(Venezuela)

Korea Line from TI is also a partner in CPI

Ultragas from PI is also a partner in CPI

Seaarland from AI is also a partner in SI

Best-in-class platform leads to higher margin projects /
business

Superior commercial operations =
outperforming the competition

A Platform of Technical Excellence

OSG remains strongly committed to best-
in-class in-house technical management

Weaker markets will benefit the better
operators

Vetted and approved by all the oil majors

Tenacious focus yields results

Crew retention:  U.S. mariners 90%, Int’l 97%

Improved training programs: dedicated facilities
in Manila and Tampa

Long-term commitment to sea staff and clients
is paying off

The cost of regulatory compliance will
continue to escalate: those that fail to plan
for this can plan to fail

2009 Key Events

Sale of Donna generated $77M gain in Q109

FSO project on schedule and very healthy
returns

Lightering is contract-oriented business and
a good hedge in weaker markets

Tight control and emphasis on daily running
costs

MR expansion 2009-2011

9 vessels total, 2 already delivered and entered CPI
Pool.

CPI Pool Expansion 2009

2 additional vessels:  Ya-Sa  (Jan); Ultragas (May)

Total 12 vessels in pool

LR1 Expansion 2009-2011

3 currently trading in PI pool to take advantage of pool’s
strong earnings

1 delivers in March and will enter PI pool

Ongoing evaluation of clean and dirty markets in 2010-
2011 to determine best trades to obtain the highest
returns

Bottom line:  Fleet replacement program improves profit on
11 vessels redelivering in 2009 by approx. $4,500 per day, or
$1.6M per year per vessel adding $18M to the bottom line.

Crude

Products

U.S. Flag

6 Aker ships trading

Higher-yielding Aker vessels deliver through Q1 2011,
including 2 shuttle tankers

TI Africa and TI Asia in Dubai

Liquidity / Bank Commitments

299%

$2.4B

36%

23%

$965M debt on
$1.4B of vessels

$1.2B in losses or
shareholder
distributions

$963M
add’l debt

$279M
add’l secured debt

Minimum Net Worth
Tangible net worth   $1.2B

Minimum Unencumbered Assets
Tangible assets to unsecured debt
150%

Maximum Leverage
Funded indebtedness to total
capitalization <60%

Limit on Secured Debt
Maximum 30%

Well-positioned to capitalize on opportunities
without going to the equity or debt markets
for funding

Unsecured revolving facilities        $794

Public debt                                                             220

Secured term loans                                     408

Total                                                                         1,422

Less current debt

Long-term debt outstanding       $1,396

Debt Obligations

Debt Amortization per Annum

       2009         2010         2011

           $26.2$29.7$33.3

Covenants on $1.8B facility

$ in millions

Capacity

Predominantly unsecured borrower

Back-end liability structure

Low level of capital commitments in 2009

No loan to collateral maintenance clauses

Uniform covenants on facilities

(26)

As of Dec. 31 2008

2009 Liquidity Position Expected to be Similar to 2008

Note:  minimum unencumbered asset capacity assumes 70% advance rate

10

9

10

Total

4

6

2009

Chartered-
in

Owned

Vessel
Deliveries

4

6

2011

4

5

2010

Fleet Development / Commitments

Cash from operations, asset sales and debt capacity
provide ample newbuild funding coverage

$256M

$357M

$209M

Newbuild Commitments / Funding

As of Feb. 20, 2009

$296M

Newbuilding capital requirements

Proceeds from asset sales + CCF

121

As of 12/31/11

10

Deliveries

(6)

Redeliveries

10

Deliveries

112

As of 12/31/09

(4)

Redeliveries

120

Operating Fleet as of 2/20/09

(18)

Redeliveries

9

Deliveries

117

Total

Fleet Development

As of 12/31/10

2009
2010
2011
2012
2013+
Time Charter
FFA
Pools
U.S. Flag

39%
61%
45%
55%
63%
37%
100%
46%
54%
Crude
Products
U.S.
Gas
All
Spot Days
Fixed Days

OSG
Page 11

Contract Portfolio

2009 Portfolio Mix
(in revenue days)

$507M

$299M

$242M

$174M

$479

Portfolio of
Contractual Business

$507M1 fixed revenue in 2009

LNG and FSO joint venture projects
to generate $77M in fixed revenues
in 2009

1Excludes gas revenue days as gas revenue is reported in Equity in Income of Affiliated Companies.

54%
41%
79%
Crude
Products (MR)
U.S.

83%
0%
39%
66%
VLCC
Suezmax
Aframax
Panamax

Page 12

Fixed Revenue / Cash Expense Coverage

2009 contracted revenue provides
stable cash flow covering a significant
portion of cash expenditures

54% of Crude cash expenditures are
covered by fixed revenue requiring
$20K/day to be earned on open days to
cover balance of cash expenditures

41% of Product (MR) cash expenditures
arecovered by fixed revenue requiring
$20K/day to be earned on open days to
cover balance of cash expenditures

79% of U.S. Flag cash expenditures are
covered by fixed revenue

$12K/day          $45K/day              $22K/day               $9K/day

$20K/day                          $20K/day                           $17K/day

Rates required per day to cover cash expenditures are net of fixed revenue earned and include vessel operating expenses, charter-in expenses
(cash basis), drydock cost, allocated G&A, debt amortization and interest expense.

By Operating Segment

By Crude Vessel Class

In 2009, 57% of cash opex is
covered by fixed revenue

Financial Review

Myles R. Itkin
Chief Financial Officer

TCE	Income from Vessel Operations	%
Crude	$ 204,423	$ 71,800	75%
Product	$ 79,539	$ 17,413	18%
U.S. Flag	$ 62,763	$ 7,334	8%
Other	$ 1,978	($ (667)	-1%
	$ 348,703	$ 95,880	100%

OSG

Page 14

Rate Performance

TCE Revenues / Income from Vessel Ops

$38K

$47K

Suezmax

4Q07

4Q08

$21K

$26K

Handysize

$30K

$36K

Panamax

$30K

$45K

LR1

$25K

$34K

Aframax

$35K

$57K

VLCC

4Q08 Average TCE Spot Rates/Day

4,473

6,054

Days

Fixed

Spot

39%

61%

%

Spot/Fixed Mix

(in thousands, except EPS)	Q408	Q407	Change	FY08	FY07
Shipping Revenues	$393,125	$276,843	116,282	$1,704,697	$1,129,305
Voyage expenses	44,422	25,087	19,335	159,312	90,094
TCE Revenues	348,703	251,756	96,947	1,545,385	1,039,211
Vessel expenses	84,504	67,566	16,938	314,553	267,947
Charter hire expenses[1]	120,498	71,882	48,616	429,808	258,116
Depreciation and amortization	47,821	50,374	(2,553)	189,163	185,499
General and administrative	39,839	32,831	7,008	144,063	127,211
Goodwill impairment charge	62,874	-	62,874	62,874	-
Loss on write-down of vessels, net of gain	114,946	106	114,840	(59,738)	(7,134)
	514,904	247,846	267,058	1,359,511	921,733
Income from Vessel Operations	(121,779)	28,997	(150,776)	345,186	207,572
Equity in income of affiliated companies	3,341	1,602	1,739	12,292	8,876
Operating Income/(Loss)	(118,438)	30,599	(149,037)	357,478	216,448
Other income/(expense)	4,097	8,999	(4,902)	(28,847)	75,434
	(114,341)	39,598	(153,939)	328,631	291,882
Interest expense	(9,600)	(21,186)	11,586	(57,449)	(74,696)
Minority interest	12,234	(1,049)	13,283	12,479	(1,049)
Credit for income taxes	32,162	3,674	28,488	34,004	(4,827)
Net Income	($79,545)	$21,037	(100,582)	$317,665	$211,310
Diluted EPS	($2.89)	$0.67		$10.65	$6.16
Diluted shares outstanding	27,539	31,349		29,814	34,327
EBITDA	($54,286)	$88,923		$530,273	$476,332

OSG

Page 15

Financial Review – Income Statement

39% increase due to spot rates
increases VLCCs (+60%) and
Aframaxes (+38%); 1,240
increase in revenue days

10 additional chartered-in ships
and $9M increase in profit share
expense

Goodwill impairment on U.S.
Flag operations

$105M write-down on 4 ATBs;
Q109 write-down $20 to $35M

$6.5M in lower interest income
offset by $2.7M favorable gains
on derivatives that do not qualify
for hedge accounting

$33M tax benefit resulting from
write-down on vessels

Supplemental information detailing specific items affecting net income for fourth quarters and fiscal years 2008 and 2007 is available in the Appendix (page 22) and on the Investor Relations
Webcasts and Presentations section of www.osg.com.

1For detail of charter-hire expense, see Appendix “Charter Hire Expense by Segment.”

(In thousands)	12/31/2008	12/31/2007	Change
ASSETS			
Cash and cash equivalents	$343,609	$502,420	(158,811)
Other current assets	334,680	302,333	32,347
Total Current Assets	678,289	804,753	(126,464)
Capital Construction Fund	48,681	151,174	(102,493)
Total Vessels, Deferred Drydock and Other Property	2,818,060	2,797,023	21,037
Investments in Affiliated Companies	98,620	131,905	(33,285)
Intangible Assets	106,585	114,077	(7,492)
Goodwill	9,589	72,463	(62,874)
Other Assets	130,237	87,522	42,715
Total Assets	$3,890,061	$4,158,917	(268,856)
LIABILITIES			
Total Current Liabilities	$194,938	$213,301	(18,363)
Long-term Debt and Capital Leases	1,396,135	1,531,334	(135,199)
Def. Gain on Sale and Leaseback of Vessels	143,948	182,076	(38,128)
Deferred Income Taxes and Other Liabilities	330,407	281,711	48,696
Minority Interest	101,766	132,470	(30,704)
Total Stockholders' Equity	1,722,867	1,818,025	(95,158)
Total Liabilities and Stockholders' Equity	$3,890,061	$4,158,917	(268,856)

OSG
Page 16

Financial Review – Balance Sheet

$545 repatriation of foreign cash
used to pay down debt and
purchase  treasury stock

Investment in JVs reflects
decrease of $94M due to mark-
to-market losses on interest rate
swaps; offset by an increase of
$88M related to FSO JV
investment

Other assets in 2008 includes
$69M related to margin call on
derivatives positions

$545M repatriation of foreign
cash used to pay down debt;
offset by funding of share
repurchases

Equity reflects $318M net
income; offset by $259M stock
repurchases,  $45M dividends
and $118M in  losses on
interest rate swaps

2009 Guidance

Estimated vessel expenses

$300M to $320M

Time and bareboat charter hire expenses

$415M to $435M

Depreciation and Amortization

$175M to $195M

G&A

$125M to $130M

Equity income of affiliated companies

$12 to $16M

Other income, net of interest expense

Interest expense approx. $55M to $65M

Other income, net of derivative transactions, $8M to $10M

Taxes

Approx. <$5M

Capital Expenditures

$35M in drydock costs (Q1 $7M; Q2 $17M Q3 $7M and Q4 $4M)

$286M newbuild progress payments, vessel improvements and capitalized interest in
2009 (Q1 $80M; Q2 $52M Q3 $62M and Q4 $92M)

Morten Arntzen – Wrap up

Built for the Positive Momentum in 2010

Our balance sheet strength, strong liquidity and superior liability management means that we can focus on running the business well, taking advantage of opportunities and reducing costs, not on meeting with our banks for covenant or maturity relief

Product tanker segment redelivers 9 old double sided problem tankers by July 6, 2009 and eliminates the drag on earnings they represent

In 2010 we will get a full year contribution from the FSOs stationed in Qatar

By the middle of 2010, we will have 6 more of the Aker ships deliver, all with terms  and all higher rates than the first 5

Our U.S. Gulf lightering business, which we acquired to provide stable contract revenues in weaker markets, should do just that in 2009 and with greater market share is well-positioned for 2010.

The crude tanker fleet will benefit from the single-hull phase out in 2010

The banking crisis will both winnow down the newbuilding orderbook and create opportunities for the strong companies with liquidity and real operating platforms

We have already identified $15M of G&A cuts in 2009 and intend to make further progress in the coming two years

OSG will be a winner in this difficult environment

An invitation to investors to join OSG
management at the Company’s

Annual Investor Event
New York
May 21, 2009

Contact:  Jennifer Schlueter

Appendix

$ in thousands	Three Months Ended Dec. 31, 2008	Three Months Ended Dec. 31, 2007	Fiscal Year Ended Dec. 31, 2008	Fiscal Year Ended Dec. 31, 2007
Net income	($79,545)	$21,037	$317,665	$211,310
(Credit)/provision for income taxes	(32,162)	(3,674)	(34,004)	4,827
Interest expense	9,600	21,186	57,449	74,696
Depreciation and amortization	47,821	50,374	189,163	185,499
EBITDA	($54,286)	$88,923	$530,273	$476,332

OSG

Page 22

Reconciliation and Supplemental Information

EBITDA

EBITDA represents operating earnings, which is before interest expense and income taxes, plus other income and depreciation and amortization expense.
EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

TCE Revenues

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.  Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

Specific Items Affecting Net Income

Set forth below are significant items of income and expense that affected the Company’s net income for the three and twelve months ended December 31, 2008 and 2007, all of which items are typically excluded by securities analysts in their published estimates of the Company’s financial results

Fiscal Year Ended Dec. 31,

Three Months Ended Dec. 31,

$1,129,305

$1,704,697

$276,843

$393,125

Shipping Revenues

90,094

159,313

25,087

44,422

Add:  Voyage expenses

$1,039,211

$1,545,384

$251,756

$348,703

Time charter equivalent revenues

2007

2008

2007

2008

$ in thousands

(in thousands, except EPS)

$

$ Per Share

$

$ Per Share

$

$ Per Share

$

$ Per Share

(Gain)/loss on sales of vessels

$1,081

$0.04

$  -

-

($77,970)

($2.62)

($7,134)

($0.21)

Write-down on vessels held for sale

8,754

0.20

(1)

-

-

32,597

0.60

Asset impairment

105,111

3.18

-

-

105,111

2.93

-

-

(Gain)/loss on sale of securities

1,087

0.03

-

-

1,269

0.03

(41,173)

(0.78)

Goodwill impairment

62,874

2.28

-

-

62,874

2.11

-

-

Unrealized derivative activity

(8,289)

(0.30)

-

-

(2,137)

(0.07)

-

-

Redemption of 8.25% Senior Notes

-

-

9,415

0.20

-

-

   Total

$170,618

$5.42

(2)

$  -

$0.00

$131,159

$3.18

($48,307)

($0.99)

Reported Net Income / EPS

($79,545)

($2.89)

$21,037

$0.67

317,665

$

$10.65

$211,310

$6.16

Adjusted Net Income / EPS

$91,073

(3)

$2.53

(3)

$21,037

$0.67

448,824

$

$13.83

$163,003

$5.17

(1) The $8.7 million  vessel writedown is made up of $1.8M on the Integrity and $6.9M on the OSG 300.  The calculation deducts 22.9% minority interest on the Integrity and is tax effected ($6.9M+$1.8*.771)*.65

(2) Rounding effect

(3) 4Q08 net income includes a $32.2M tax benefit, which includes $21.1M related to the vessel write-downs and write-down on asset held for sale

Fiscal Year Ended

Dec. 31, 2008

Twelve Months Ended

Dec. 31, 2007

Three Months Ended

Dec. 31, 2008

Three Months Ended

Dec. 31, 2007

114,946

Crude (60)
24
30
6
Product (53)
14
25
9
5
U.S. (30)
16
6
2
6
Gas/Other (6)
5
1

Page 23

Owned

Chartered-in

Owned

Chartered-in

120 OPERATING

29   NEWBUILD/
CONVERSIONS

59

61

17

12

As of February 20, 2009

Fleet Snapshot

1

1Includes 2 ships in layup

Owned			Chartered-in			
	Crude/FSO	Product	U.S. Flag	Crude	Product	U.S. Flag	Total
2009							
Q1	-	1	-	-	1	-	2
Q2	1	-	-	-	-	1	2
Q3	2	-	-	-	1	-	3
Q4	1	-	1	-	-	1	3
Total	*4*	*1*	*1*	-	*2*	*2*	*10*
2010							
Q1	-	1	-	-	-	1	2
Q2	-	1	1	-	-	1	3
Q3	-	-	-	-	1	-	1
Q4	-	2	-	-	-	1	3
Total	-	*4*	*1*	-	*1*	3	9
2011							
Q1	-	1	-	-	2	1	4
Q2	1	2	-	-	-	-	3
Q3	-	1	-	-	1	-	2
Q4	1	-	-	-	-	-	1
Total	*2*	*4*	-	-	*3*	*1*	*10*
TOTAL	6	9	2	-	6	6	29

OSG

Page 24

Vessel Delivery Schedule

As of February 20, 2009

An excel spreadsheet of OSG’s full fleet, including delivery date information, can be found on www.osg.com.

($ in thousands)	Crude	Product	U.S. Flag	Total
Base charter hire	$70,400	$23,293	$9,894	**$103,587**
Profit share	11,794	986	0	**12,780**
Amortization of deferred gain	(10,742)	(878)	0	**(11,620)**
Other	104	0	1,669	**1,773**
Spot charter lightering	12,009	0	1,969	**13,978**
Charter Hire Expense	**$83,565**	**$23,401**	**$13,532**	**$120,498**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$27,252	$7,683	$20,737	$5,350	$9,378	$70,400
Profit share	8,104	312	2,975	0	403	11,794
Amortization of deferred gain	(7,657)	0	(2,780)	130	(435)	(10,742)
Other	0	0	104	0	0	104
Spot charter lightering	0	0	0	0	12,009	12,009
Charter Hire Expense	$27,699	$7,995	$21,036	$5,480	$21,355	$83,565

OSG

Page 25

Charter Hire Expense by Segment

For the Quarter Ended December 31, 2008

($ in thousands)	Crude	Product	U.S. Flag	Other	Total
Base charter hire	$251,066	$81,822	$31,845	$7,626	**$372,359**
Profit share	63,583	2,626	0	0	**66,209**
Amortization of deferred gain	(43,171)	(4,799)	0	0	**(47,970)**
Other	412	0	5,228	0	**5,640**
Spot charter lightering	31,325	0	2,245	0	**33,570**
Charter Hire Expense	**$303,215**	**$79,649**	**$39,318**	**$7,626**	**$429,808**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$107,354	$22,501	$75,784	$16,709	$28,718	**$251,066**
Profit share	47,713	1,690	12,496	0	1,684	**63,583**
Amortization of deferred gain	(30,625)	0	(12,259)	518	(805)	**(43,171)**
Other	0	0	412	0	0	**412**
Spot charter lightering	0	0	0	0	31,325	**31,325**
Charter Hire Expense	$124,442	$24,191	$76,433	$17,227	$60,922	**$303,215**

OSG
Page 26

Charter Hire Expense by Segment

For the Fiscal Ended December 31, 2008

Time Charter	U.S. COA	Pool Charters	Total
2009	$331,170	-	$31,328	$362,498
2010	247,762	37,512	832	286,106
2011	203,409	38,262	-	241,671
2012	135,131	39,027	-	174,158
2013	92,803	39,808	-	132,611
2013 and thereafter	89,917	256,136	-	346,053
Total	$1,100,192	$410,745	$32,160	$1,543,097
% of Total	71%	27%	2%	100%

	U.S.	Product	Crude	Other	Total
2009	$177,180	$109,885	$36,257	$7,848	$331,170
2010	171,326	60,170	8,742	7,525	247,762
2011	173,452	13,751	8,358	7,847	203,409
2012	128,573	-	-	6,557	135,131
2012	92,803	-	-	-	92,803
2014 and thereafter	89,917	-	-	-	89,917
Total	$833,251	$183,806	$53,357	$29,777	$1,100,192
% of Total	76%	17%	5%	3%	100%

	U.S.	Product	Crude	Other	Total
2009	4,395	5,359	1,300	365	11,419
2010	3,619	2,743	365	350	7,077
2011	3,242	625	349	365	4,581
2012	2,301	-	-	305	2,606
2012	1,589	-	-	-	1,589
2014 and thereafter	1,416	-	-	-	1,416
Total	16,562	8,727	2,014	1,385	28,688
% of Total	58%	30%	7%	5%	100%

OSG

Page 27

Future Revenue $/Days by Segment

Locked-in Time Charter
Days by Segment

Locked-in Time Charter
Revenue by Segment

Locked-in
Charter Revenue

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